Exhibit 10.48



                          LIMITED FORBEARANCE AGREEMENT

     THIS LIMITED FORBEARANCE AGREEMENT (this "Agreement") is made as of the 14th day of October, 2002, by and among DANZER INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Maryland (the "Borrower"); OBSIDIAN ENTERPRISES, INC., a corporation organized and existing under the laws of the State of New York (the "Guarantor"); (the Borrower and the Guarantor are herein collectively referred to as the "Obligors" and individually as an "Obligor"); and BANK OF AMERICA, N.A., a national banking association (the "Lender").

                                    RECITALS

     A. The Borrower applied to the Lender for revolving loans, advances and other financial accommodations under the provisions of a certain Business Loan Agreement (Asset Based) dated August 15, 2001 by and between the Borrower and the Lender (as amended, restated, supplemented and modified at any time and from time to time, the "Financing Agreement"). Under and subject to the provisions of the Financing Agreement, the Lender agreed to make loans (collectively, the "Revolving Credit Loans" and each individually, a "Revolving Credit Loan") to the Borrower under a revolving credit facility (the "Revolving Loan") in a principal amount not to exceed, in the aggregate, One Million Dollars ($1,000,000). The Revolving Credit Loans are evidenced by, and repaid with interest in accordance with, the terms and conditions of that certain Promissory Note dated August 15, 2001, from the Borrower, as maker, payable to the order of the Lender in the maximum principal amount of the Revolving Loan (as amended, restated, supplemented and modified at any time and from time to time, the "Revolving Credit Note").

     B. The Borrower applied to the Lender for a term loan in the original principal amount of One Million Dollars ($1,000,000) (the "Term Loan"; the
Revolving Credit Loans and the Term Loan are herein sometimes collectively referred to as the "Loans"). The Term Loan is evidenced by, and repaid with interest in accordance with, the terms and conditions of a certain Promissory Note dated August 15, 2001 from the Borrower, as maker, payable to the order of the Lender in the original principal amount of the Term Loan (as amended, restated, supplemented and modified at any time and from time to time, the "Term Note"; the Revolving Credit Note and the Term Note are sometimes herein sometimes collectively referred to herein as the "Notes").

     C. The "Indebtedness" (as defined in the Financing Agreement), including, without limitation, the Loans, are secured by, among other things (i) the "Collateral", as defined in a certain Security Agreement dated August 15, 2001 executed by the Borrower for the benefit of the Lender (as amended, restated, supplemented and modified at any time and from time to time, the "Security Agreement"), (ii) the "Property" as defined in a certain Deed of Trust, Assignment and Security Agreement dated August 15, 2001 executed by the Borrower in favor of PRLAP, Inc., as trustee, for the benefit of the Lender (as amended, restated, supplemented and modified at any time and from time to time, the "Deed of Trust") (iii) a certain Commercial Guaranty dated August 15, 2001 from the Guarantor to the Lender (as amended, restated, supplemented and modified at any time and from time to time, the "Guaranty") and (iv) various Uniform Commercial Code Financing Statements filed with the Maryland State Department of Assessments and Taxation and in the land records of Washington County, Maryland listing the Borrower as debtor.

     D. The Lender advised the Borrower and the Guarantor of the following material defaults under the Financing Agreement, the Guaranty, the Loans and the other Financing Documents (as hereinafter defined): (a) the Borrower's and the Guarantor's failure to pay the outstanding principal balance plus all accrued and unpaid interest upon maturity as provided in the Financing Agreement, the Revolving Credit Note and the Guaranty, (b) the Borrower's failure to maintain a Debt Service Coverage Ratio (as defined in the Financing Agreement) of at least 1.25:1.0 as required by the terms of the Financing Agreement (the "Debt Service Covenant") and (c) accrued and unpaid late charges (the "Late Fees") as provided for in the Financing Documents in the aggregate sum of Thirty-Three Thousand Dollars ($33,000) ((a), (b) and (c) above collectively referred to herein as the "Existing Defaults").

     E. The Lender has agreed, subject to the terms, conditions and understandings expressed in this Agreement, to refrain and forbear temporarily from exercising and enforcing any of its remedies against any or all of the Obligors with respect to the Indebtedness relating to the Loans, under the Financing Agreement, the Notes, the Deed of Trust, the Guaranty and under any of the other "Related Documents" (as defined in the Financing Agreement; the Financing Agreement, the Notes, the Security Agreement, the Deed of Trust, the Guaranty, the Related Documents and any and all other documents evidencing or securing the Loans are collectively referred to herein as the "Financing Documents"), or under applicable laws for a period commencing on the date of this Agreement and ending on, and including, the earlier of the date of a "Forbearance Default" under the terms of this Agreement (as hereinafter defined) or March 31, 2003 (such earlier date being referred to herein as the "Forbearance Termination Date") in order to allow the Obligors the opportunity to obtain alternate financing; provided that, among other things, the Obligors execute and deliver this Agreement.

     NOW,  THEREFORE,  in  consideration  of the premises and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the Lender and the Obligors hereby agree as follows:

                                   AGREEMENTS

     1. Forbearance. Subject to the terms, conditions and understandings contained in this Agreement, and for so long as there does not exist a Forbearance Default, the Lender hereby agrees to: (a) refrain and forbear temporarily from exercising and enforcing its rights and remedies under the Financing Agreement, under the Notes, under the Security Agreement, under the Deed of Trust, under the Guaranty, under any of the other Financing Documents, or under applicable laws with respect to the Existing Defaults. Lender's limited forbearance agreements contained in the foregoing sentence of this Section 1 shall be effective commencing on the date of this Agreement and ending on, and including the Forbearance Termination Date (the "Forbearance Period"). The Lender shall have no obligation to refrain and forbear from exercising or enforcing any of its rights or remedies during the Forbearance Period or at any time thereafter upon the occurrence and during the continuance of a Forbearance Default.

     2. Interest Rate During Forbearance. Subject to the terms, conditions and understandings contained in this Agreement, and for so long as there does not exist a Forbearance Default and notwithstanding anything in the Financing Agreement, the Notes, the Guaranty or any of the other Financing Documents to the contrary, commencing on October 1, 2002 and continuing throughout the Forbearance Period, the accrued but unpaid principal balance of the Loans shall bear interest at the Prime Rate (as hereinafter defined), plus three hundred
(300) basis points per annum (the "Forbearance Rate"). The "Prime Rate" means the floating and fluctuating per annum prime commercial lending rate of interest of the Lender, as established and declared by the Lender at any time or from time to time. The Prime Rate shall be adjusted automatically, without notice, as of the effective date of any change in such prime commercial lending rate. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Lender to borrowers. The Prime Rate shall be computed on a 360/365 basis; that is, by multiplying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number days the principal balance is outstanding. Nothing in this Agreement or otherwise shall be deemed to waive, modify or alter the provisions regarding interest after default set forth in the Revolving Credit Note or the term
"Default  Rate"  as  defined  in the Term  Note  (collectively,  the  "Financing
Document Default Rates"). Such Financing Document Default Rates shall be applicable, at Lender's option in its sole discretion, upon a Forbearance Default.

     3. Repayments During Forbearance. Notwithstanding anything in the Financing Agreement, the Notes, the Guaranty or any of the other Financing Documents to the contrary, subject to the terms, conditions and understandings contained in this Agreement, and for so long as there does not exist a Forbearance Default, the Obligor shall make payments on the Loans during the Forbearance Period as follows:

     (a) Borrower will pay regular monthly payments of accrued and unpaid interest on the Revolving Credit Loans at the Forbearance Rate, beginning October 31, 2002, with all subsequent interest payments to be due on the last day of each successive month thereafter.

     (b) Borrower shall repay the principal amount of the Term Loan in consecutive monthly installments of principal in the amount of Five Thousand Five Hundred Fifty-Five Dollars ($5,555) plus interest payments on the outstanding principal balance at the Forbearance Rate beginning on October 31, 2002 and continuing on the last day of each successive month thereafter.

     (c) Notwithstanding any provision of this Agreement to the contrary, the unpaid principal balance, all accrued and unpaid interest and all other Indebtedness, if not sooner paid, shall be paid on the Forbearance Termination Date.

     4. Advances During Forbearance Period. Notwithstanding anything in the Financing Agreement, the Notes, the Guaranty or any of the other Financing Documents to the contrary the Lender and the Obligors agree that the Lender shall have no further obligation or commitment to make or to consider making any additional Revolving Credit Loans, provided, however, that, subject to the terms, conditions and understandings contained in this Agreement, the Lender may make Revolving Credit Loans during the Forbearance Period in its sole, absolute and complete discretion and such Revolving Loans shall be fully secured pursuant to the Financing Documents by the Collateral and the Property. Nothing in this
Section 4, this Agreement, the Financing Agreement or any of the Financing Documents shall be construed as a binding commitment to make Revolving Credit Loans during the Forbearance Period and the Lender shall have no obligation to make Revolving Credit Loans after a Forbearance Default. If, at any time during the Forbearance Period or otherwise, the aggregate principal amount of the outstanding Revolving Credit Loans shall exceed the "Borrowing Base" (as that term is defined in the Financing Agreement), Borrower shall immediately pay to Lender an amount equal to the difference between the outstanding principal balance of the Revolving Credit Loans and the Borrowing Base.

     5. Collateral Reporting During Forbearance, Appraisal. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender such schedules relating to the Borrowing Base as Lender may require, including, but not limited to schedules of Accounts (as defined in the Financing Agreement), Accounts aging, Inventory (as defined in the Financing Agreement), Eligible Accounts (as defined in the Financing Agreement) and Eligible Inventory (as defined in the Financing Agreement) in form and substance satisfactory to Lender in its sole discretion. Supplemental schedules shall be delivered monthly within ten (10) days from month end. The Lender will have the Collateral (as defined in the Security Agreement) and the Property (as defined in the Deed of Trust) appraised by an appraiser acceptable to the Lender. The Borrower shall pay to the Lender the reasonable costs incurred by Lender pursuant to the appraisal upon Lender's demand.

     6. Acceleration of the Indebtedness. Notwithstanding anything in the Financing Documents to the contrary, the entire amount of the Indebtedness, including, without limitation, the Term Loan, is hereby accelerated and, subject to the terms of this Agreement, is immediately due and payable in full.

     7. Waiver of Late Fees. Notwithstanding anything in the financing documents to the contrary, the Lender hereby waives the Late Fees, provided, however, that such waiver shall be a waiver only with respect to the Late Fees to which the waiver relates and shall in no way impair the rights of Lender or the obligations of the Borrower to the Lender in any other respect at any other time.

     8. Waiver of Debt Service Covenant. Notwithstanding anything in the financing documents to the contrary, the Lender hereby waives the Borrower's past non-compliance with the Debt Service Covenant. The Lender further Agrees that the Financing Agreement and the other Financing Documents are amended to delete all references to the Debt Service Covenant and that future non-compliance by the Borrower with the Debt Service Covenant shall not be an Event of Default under the Financing Agreement, the Financing Documents or this Agreement, provided, however, that such waiver and amendment shall be a waiver and amendment only with respect to the Debt Service Covenant to which the waiver and amendment relates and shall in no way impair the rights of Lender or the obligations of the Borrower to the Lender in any other respect at any other time.

     9. Conditions Precedent to Lender's Forbearance and Waiver of Late Fees. The agreements of the Lender under this Agreement are subject to the following terms and conditions, time being of the essence:

     (a) The Borrower shall pay the Lender a forbearance fee of Nineteen Thousand Five Hundred Dollars ($19,500) (the "Forbearance Fee"), which is fully earned upon the date of this Agreement. Nine Thousand Seven Hundred Fifty Dollars ($9,750) of the Forbearance Fee shall due and payable on the date of this Agreement and the remaining Nine Thousand Seven Hundred Fifty Dollars ($9,750) of the Forbearance Fee is due and payable on the earlier of the Forbearance Termination Date or the occurrence of a Forbearance Default, provided, however, that if the Indebtedness is paid in full prior to earlier of the occurrence of a Forbearance Default or the Forbearance Termination Date, then the Lender hereby agrees to waive the second $9,750 installment of the Forbearance Fee.

     (b) At the time this Agreement is executed, the Obligors shall pay all accrued and unpaid interest, fees, and expenses incurred by Lender and its agents, including, but not limited to all reasonable attorneys' fees of Lender's counsel.

     (c) At the time this Agreement is executed, the Obligors will reimburse the Lender Seven Hundred Sixty-Eight Dollars and Twenty-Five Cents ($768.25) for travel and other travel-related incidental costs incurred by the Lender.

     (d) At the time this Agreement is executed, the Borrower shall provide Lender with: (i) a financial statement and compliance certificate pursuant to the Financing Agreement for the period ending August 31, 2002, (ii) a depreciation schedule on its fixed assets listing the date of acquisition of each asset, cost of each asset, depreciation taken on each asset and the net book value of each asset, (iii) a schedule listing all of Borrower's indebtedness, including the amount, terms and conditions of all indebtedness of Borrower to Guarantor (iv) the executed schedules relating to the Borrowing Base as provided in Section 5 of this Agreement and the Financing Agreement and (v) an open work order summary. Each of (i), (ii), (iii), (iv) and (v) above shall be in form and substance satisfactory to Lender in its sole discretion.

     10. Acknowledgements, Representations and Warranties. In order to induce the Lender to enter into this Agreement, each of the Obligors jointly and severally, for itself, himself or herself and for its, his or her heirs, personal representatives, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

     (a) The unpaid balance of the Indebtedness as of October 10, 2002 is One Million Seven Hundred Six Dollars ($1,762,550.67); which unpaid balance consists of

          (i) an unpaid principal balance on the Revolving Credit Loans equal to Eight Hundred Twenty-Five Thousand Dollars ($825,000); plus

          (ii) unpaid and accrued interest on the Revolving Credit Loans at the current contract rate in the amount of Four Thousand Five Hundred Ninety-Six Dollars and Forty Cents ($4,596.40); plus

          (iii) an unpaid principal balance on the Term Loan equal to Nine Hundred Twenty-Seven Thousand Seven Hundred Eighty-Five Dollars ($927,785); plus

          (iv) unpaid and accrued interest on the Term Loan at the current contract rate in the amount of Five Thousand One Hundred Sixty-Nine Dollars and TwentySeven Cents ($5,169.27); plus


          (v) unpaid fees and expenses due and owing to the Lender, including, without limitation, unpaid attorneys' fees and expenses incurred by the Lender in connection with the collection and enforcement of the Indebtedness. The Obligors each acknowledge and agree that interest shall continue to accrue on the unpaid principal balance of the Indebtedness at either the Financing Documents Default Rate or the Forbearance Rates, pursuant to the terms of this Agreement and the Financing Documents.

     (b) Each of the Obligors is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and each has the corporate power to own its properties and to carry on its business as now being conducted, and each is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary.

     (c) Each of the Obligors has full corporate power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders of, or lenders to, either of the Obligors and no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of either of the Obligors' obligations hereunder.

     (d) The Obligors each are in default under and with respect to the Indebtedness pursuant to the Existing Defaults. The Obligors each acknowledge and agree that the Existing Defaults constitute material defaults under the Financing Documents and that the Existing Defaults have not been, are not hereby and shall not be deemed, waived by the Lender, expressly, impliedly, through course of conduct or otherwise. The agreement of the Lender to refrain and forbear from exercising any rights and remedies by reason of any existing default or any future default shall not constitute a waiver of, consent to, or condoning of, any existing or future default.

     (e) All understandings, representations, warranties and recitals contained or expressed in this Agreement, the Financing Agreement, the Notes, the Deed of Trust, the Guaranty and the other Financing Documents are and remain true, accurate, complete and correct in all respects; and, no such understanding, representation, warranty or recital fails or omits to state or otherwise disclose any material fact or information necessary to prevent such understanding, representation, warranty or recital from being misleading. The Obligors acknowledge and agree that the Lender has been induced in part to enter into this Agreement based upon the Lender's justifiable reliance on the truth, accuracy, and completeness of all understandings, representations, warranties and recitals contained in this Agreement, the Financing Agreement, the Notes, the Deed of Trust, the Guaranty and the other Financing Documents. The recitals are deemed to be part of this Agreement. There is no fact known to any Obligor or which should be known to any Obligor which the Obligors have not disclosed to the Lender in writing on or prior to the date of this Agreement which would or could materially and adversely affect the understandings of the Lender expressed in this Agreement or any representation, warranty or recital contained in this Agreement, the Financing Agreement, the Notes, the Deed of Trust, the Guaranty and the other Financing Documents. The Obligors hereby issue, ratify and confirm the representations, warranties and covenants contained in the Financing Agreement, the Notes, the Deed of Trust, the Guaranty and the other Financing
Documents, as amended hereby. The Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the obligations contained in the Financing Agreement, the Notes, the Deed of Trust, the Guaranty and the other Financing Documents.

     (f) Each of the Financing Documents continues in full force and effect notwithstanding the execution and delivery of this Agreement. Each of the Obligors hereby reissues, ratifies and confirms the enforceability and validity of all Financing Documents to which it is a party and agree that this Agreement and each of the Financing Documents constitute the legal, valid and binding obligations of each of the Obligors to the extent such Obligor is party thereto, enforceable in accordance with their respective terms. In addition, the Obligors each acknowledge and agree that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants or agreements contained in this Agreement shall in any manner release, impair, lessen, modify, waive or otherwise affect the liability and obligations of the Obligors under the terms of the Financing Documents. The Obligors acknowledge and confirm the Lender's duly perfected first priority security interest to and against the Collateral and the Lender's rights and first priority security interest as to the Property pursuant to the Deed of Trust and financing statements.

     (g) The Lender has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with each of the Obligors in connection with this Agreement and in connection with the Loans, the Indebtedness and the Financing Documents, the Obligors each hereby waiving and releasing any claims to the contrary. The Obligors have no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Lender or any past, present or future agent, attorney, legal representative, predecessor in interest, affiliate, successor, assign, employee, director or officer of the Lender (collectively, the "Lender Group"), directly or indirectly, arising out of, based upon, or in any manner connected with, any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of the Indebtedness or any of the terms or conditions of the Financing Documents, or which directly or indirectly relate to or arise out of or in any manner are connected with the Indebtedness or any of the Financing Documents; to the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby forever waived, discharged and released. The Obligors hereby acknowledge and agree that the execution of this Agreement by the Lender shall not constitute an acknowledgment of or admission by the Lender or any member of the Lender Group of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted. The Obligors further acknowledge and agree that, to the extent any such claims may exist, they are of a speculative nature so as to be incapable of objective valuation and that, in any event, the value to each of the Obligors of the covenants and obligations of the Lender contained in this Agreement and the other documents executed and delivered in connection with this Agreement substantially and materially exceeds any and all value of any kind or nature whatsoever of any such claims. The Obligors further acknowledge and agree that Lender is not in any way responsible or liable for the previous, current or future condition or deterioration of the business operations and/or financial condition of any of the Obligors and that the Lender has not breached any agreement or commitment to loan money or otherwise make financial accommodations available to the Borrower or to fund any operations of the Borrower at any time.

     (h) THE OBLIGORS EACH HEREBY ACKNOWLEDGE THAT THEY HAVE FREELY AND VOLUNTARILY ENTERED INTO THIS AGREEMENT AFTER AN ADEQUATE OPPORTUNITY AND SUFFICIENT PERIOD OF TIME TO REVIEW, ANALYZE AND DISCUSS (I) ALL TERMS AND CONDITIONS OF THIS AGREEMENT, (II) ANY AND ALL OTHER DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND (III) ALL FACTUAL AND LEGAL MATTERS RELEVANT TO THIS AGREEMENT AND/OR ANY AND ALL SUCH OTHER DOCUMENTS, WITH COUNSEL FREELY AND INDEPENDENTLY SELECTED BY THE OBLIGORS. THE OBLIGORS FURTHER ACKNOWLEDGE AND AGREE THAT THEY HAVE ACTIVELY AND WITH FULL UNDERSTANDING PARTICIPATED IN THE NEGOTIATION OF THIS AGREEMENT AND ALL OTHER DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AGREEMENT AFTER CONSULTATION AND REVIEW WITH THEIR COUNSEL, THAT ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND THE OTHER DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AGREEMENT HAVE BEEN NEGOTIATED AT ARM'S-LENGTH, AND THAT THIS AGREEMENT AND ANY ALL SUCH OTHER DOCUMENTS HAVE BEEN NEGOTIATED, PREPARED AND EXECUTED WITHOUT FRAUD, DURESS, UNDUE INFLUENCE, OR COERCION OF ANY KIND OR NATURE WHATSOEVER HAVING BEEN EXERTED BY OR IMPOSED UPON ANY PARTY TO THIS AGREEMENT UPON ANY OTHER PARTY. NO PROVISION OF THIS AGREEMENT OR SUCH OTHER DOCUMENTS SHALL BE CONSTRUED AGAINST OR INTERPRETED TO THE DISADVANTAGE OF ANY PARTY TO THIS AGREEMENT BY ANY COURT OR OTHER GOVERNMENTAL OR JUDICIAL AUTHORITY BY REASON OF SUCH PARTY HAVING OR BEING DEEMED TO HAVE STRUCTURED, DICTATED OR DRAFTED SUCH PROVISION.

     (i) Except as otherwise disclosed to the Lender in writing on Exhibit "A" attached hereto and made a part hereof, there are no proceedings or investigations pending or, so far as the Obligors know, threatened before any court or arbitrator or before or by, any governmental, administrative or judicial authority or agency, or arbitrator, against any of the Obligors.

     (j) There is no statute, regulation, rule, order or judgment, no charter, by-law, or preference stock provision of any Obligor, and no provision of any mortgage, indenture, contract or other agreement binding on any Obligor or any of its or their respective properties, which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms and conditions of this Agreement and/or any of the other documents executed and delivered in connection with this Agreement.

     (k) The Obligors each hereby jointly and severally, knowingly and voluntarily, forever release, acquit and discharge the Lender and the Lender Group from and of any and all claims that the Lender or any of the Lender Group is in any way responsible for the past, current or future condition or deterioration of the business operations and/or financial condition of any of the Obligors, and from and of any and all claims that the Lender or any of the Lender Group breached any agreement to loan money or make other financial accommodations available to the Borrower or to fund any operations of the Borrower at any time. The Obligors each further hereby jointly and severally, knowingly and voluntarily forever release, acquit and discharge the Lender and the Lender Group, from and of any and all other claims, damages, losses, actions, counterclaims, suits, judgments, obligations, liabilities, defenses, affirmative defenses, setoffs, and demands of any kind or nature whatsoever, in law or in equity, whether presently known or unknown, which any or all of the Obligors may have had, now have, or which they can, shall or may have for, upon, or by reason of any matter, course or thing whatsoever relating to, arising out of, based upon, or in any manner connected with, any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, begun, or otherwise related or connected to or with any or all of the Indebtedness, this Agreement, any or all of the Financing Documents, and/or any direct or indirect action or omission of the Lender and/or any of the Lender Group. The Obligors further agree that from and after the date hereof, they will not assert to any person or entity that any deterioration of the business operations or financial condition of any of the Obligors was caused by any breach or wrongful act of the Lender or any of the Lender Group. (k) If the Guarantor is or becomes an "insider" as defined from time to time in Section 101 of the United States Bankruptcy Code, U.S.C. Title 11 (the "Bankruptcy Code") with respect to any other Obligor, then each such Guarantor irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, reimbursement or any similar right against such Obligor in connection with the Indebtedness and the transactions contemplated herein, whether such rights arise under an express or implied contract or by operation of law, it being the intention of the parties that the Guarantor shall not be deemed a "creditor", as defined in
Section 101 of the Bankruptcy Code, of any Obligor in the event any such Obligor becomes a debtor in any proceeding under the Bankruptcy Code.

     12. Default. The occurrence of any or more of the following events or occurrences shall constitute a " Forbearance Default" under this Agreement:

     (a) The failure of any of the Obligors to observe, perform, or comply with any of the terms, conditions or provisions of this Agreement and/or any other document executed and delivered in connection with this Agreement, as and when required.

     (b) If any recital, representation or warranty made herein, in any document executed and delivered in connection herewith, or in any report, certificate, financial statement or other instrument or document previously, now or hereafter furnished by or on behalf of any of the Obligors in connection with this Agreement or any other document executed and delivered in connection with this Agreement, shall prove to have been false, incomplete or misleading in any respect on the date as of which it was made.

     (c) The occurrence of a default under any of the Financing Documents other than the Existing Defaults.

     (d) If any of the Obligors commences, institutes or otherwise intervenes in any proceeding or action against the Lender or any member of the Lender Group in connection with any of the Indebtedness, any of the Financing Documents, this Agreement or any of the documents executed and delivered in connection with this Agreement.

     13. Remedies. Immediately upon the occurrence of any Forbearance Default, the obligations, agreements and commitments of the Lender set forth in this Agreement shall immediately and automatically terminate and be of no further force or effect without further notice to or consent of any of the Obligors, and the Lender shall have the right to exercise and enforce any and all rights and remedies available to the Lender under this Agreement, under any and all documents executed and delivered in connection with this Agreement, under any and all Financing Documents, and under applicable laws to the same extent as though this Agreement had never been executed, without regard to any notice or cure period contained in any of the foregoing or otherwise available under applicable laws. All rights and remedies available to the Lender under this Agreement, under any documents executed and delivered in connection with this Agreement, under any and all of the Financing Documents, and under applicable laws, may be asserted, enforced and exercised concurrently, cumulatively or successively from time to time and at any time until such time as all of the Indebtedness have been indefeasibly paid in full.

     14. Expenses. The Lender shall be entitled to obtain at the expense of the Obligors, such appraisals, reports, record searches, and legal and other opinions and advice as the Lender may from time to time deem necessary with respect to any or all of Obligors and/or any or all collateral and security now or hereafter securing any of the Indebtedness. The Obligors agree jointly and severally to pay all costs, fees and expenses of the Lender in connection with the preparation, execution and delivery of this Agreement and any and all other documents executed and delivered in connection with this Agreement and all other costs, fees and expenses, incurred by, or on behalf of the Lender in connection with the enforcement, preservation, or collection of the Indebtedness and/or this Agreement, including, without limitation, attorneys fees and expenses, and recordation and filing fees and taxes (collectively, the "Enforcement Costs"). Such Enforcement Costs shall be deemed to be part of the Indebtedness and shall be payable upon demand.

     15. CONFESSION OF JUDGMENT. THE OBLIGORS AUTHORIZE ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES TO APPEAR ON BEHALF OF THE OBLIGORS IN ANY COURT IN ONE OR MORE PROCEEDINGS, OR BEFORE ANY CLERK THEREOF OR PROTHONOTARY OR OTHER COURT OFFICIAL, AND TO CONFESS JUDGMENT AGAINST THE DEBTOR IN FAVOR OF THE HOLDER OF THIS AGREEMENT IN THE FULL AMOUNT DUE UNDER THIS AGREEMENT (INCLUDING PRINCIPAL, ACCRUED INTEREST AND ANY AND ALL CHARGES, FEES AND COSTS) PLUS ATTORNEYS' FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT DUE, PLUS COURT COSTS, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY OF DEBTOR FOR PRIOR HEARING. DEBTOR AGREES AND CONSENTS THAT VENUE AND JURISDICTION SHALL BE PROPER IN THE CIRCUIT COURT OF ANY COUNTY OF THE STATE OF MARYLAND OR OF BALTIMORE CITY, MARYLAND, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND. DEBTOR WAIVES THE BENEFIT OF ANY AND EVERY STATUTE, ORDINANCE, OR RULE OF COURT WHICH MAY BE LAWFULLY WAIVED CONFERRING UPON DEBTOR ANY RIGHT OR PRIVILEGE OF EXEMPTION, HOMESTEAD RIGHTS, STAY OF EXECUTION, OR SUPPLEMENTARY PROCEEDINGS, OR OTHER RELIEF FROM THE ENFORCEMENT OR IMMEDIATE ENFORCEMENT OF A JUDGMENT OR RELATED PROCEEDINGS ON A JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST DEBTOR SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEROF, OR BY ANY IMPERFECT EXERCISE THEROF, AND SHALL NOT BE EXTINGGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE HOLDER SHALL DEEM NECESSARY, CONVENIENT, OR PROPER.

     16. WAIVER OF JURY TRIAL. THE OBLIGORS AND THE LENDER EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH ANY OR ALL OF THE OBLIGORS AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AGREEMENT, (C) ANY OF THE INDEBTEDNESS, AND (D) ANY OF THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

     THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE OBLIGORS AND THE LENDER, AND THE OBLIGORS AND THE LENDER EACH HEREBY REPRESENT AND
WARRANT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE OBLIGORS FURTHER REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     17. RELIEF FROM THE AUTOMATIC STAY. THE BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THE LENDER HAS AGREED TO ENTER INTO THIS AGREEMENT IN ORDER TO PERMIT THE BORROWER AN OPPORTUNITY TO REPAY AND SATISFY THE INDEBTEDNESS IN A MUTUALLY ACCEPTABLE, CONSENSUAL MANNER, RATHER THAN THROUGH THE LENDER'S
EXERCISE AND ENFORCEMENT OF ITS RIGHTS AND REMEDIES UNDER THE FINANCING AGREEMENT, THE FINANCING DOCUMENTS AND APPLICABLE LAWS. THE BORROWER FURTHER ACKNOWLEDGES AND AGREES THAT BECAUSE OF THE EXISTING DEFAULTS UNDER AND IN CONNECTION WITH THE INDEBTEDNESS, THE LENDER WOULD OTHERWISE BE ENTITLED TO EXERCISE IMMEDIATELY ANY AND ALL SUCH RIGHTS AND REMEDIES IF THE LENDER DID NOT ENTER INTO THIS AGREEMENT. THE BORROWER FURTHER ACKNOWLEDGES AND AGREES THAT ALTHOUGH THE LENDER'S INTEREST IN ITS COLLATERAL AND SECURITY IS NOT PRESENTLY BEING ADEQUATELY PROTECTED, THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT IN RELIANCE UPON THE UNDERSTANDING THAT IN THE EVENT THE LENDER EXERCISES ANY OF ITS RIGHTS OR REMEDIES UNDER THE FINANCING AGREEMENT AND/OR ANY OR ALL OF THE FINANCING DOCUMENTS AND/OR UNDER ANY APPLICABLE LAWS UPON THE OCCURRENCE OF A FORBEARANCE DEFAULT, THE BORROWER WILL COOPERATE WITH THE LENDER IN THE LENDER'S EFFORTS TO EXERCISE ANY AND ALL SUCH RIGHTS AND REMEDIES AVAILABLE TO THE LENDER. ACCORDINGLY, IF THE BORROWER BECOMES THE SUBJECT OF A BANKRUPTCY CASE, THE BORROWER CONSENTS TO ALLOW THE LENDER TO EXERCISE ANY AND ALL RIGHTS AND REMEDIES AVAILABLE TO THE LENDER WITH RESPECT TO ITS COLLATERAL AND SECURITY. THE BORROWER HEREBY CONSENTS TO ANY MOTION FILED BY OR ON BEHALF OF THE LENDER FOR RELIEF FROM THE AUTOMATIC STAY UNDER SECTION 362 OF THE UNITED STATES BANKRUPTCY CODE. THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE LENDER TO FILE THIS CONSENT WITH THE BANKRUPTCY COURT PRESIDING OVER ANY SUCH BANKRUPTCY CASE OF THE BORROWER, AND FURTHER AGREES NOT TO OPPOSE ANY SUCH MOTION FOR RELIEF FROM THE AUTOMATIC STAY FILED BY OR ON BEHALF OF THE LENDER. FINALLY, THE BORROWER CONSENTS AND AGREES THAT NONE OF THE COLLATERAL (INCLUDING ANY CASH OR NON-CASH PROCEEDS THEREOF) MAY BE USED TO PAY ANY ACTUAL OR ESTIMATED FEES INCURRED BY OR ESTIMATED TO BE INCURRED BY THE BORROWER WITH RESPECT TO ANY FILED OR PROPOSED BANKRUPTCY CASE IN WHICH THE BORROWER IS THE SUBJECT.

     18. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or overnight delivery service or when mailed by certified mail, postage prepaid, as follows:

                  If to the Lender:         Bank of America, N.A.
                                            101 North Tryon Street, 13th Floor
                                            Charlotte, North Carolina 28255
                                            Attn: Roger O. Gore


                  If to the Borrower:       Danzer Industries, Inc.
                                            17500 York Road
                                            Hagerstown, Maryland 21740
                                            Attn: Mel Williams, President

                  If to the Guarantor:      Obsidian Enterprises, Inc.
                                            111 Monument Circle, Suite 4800
                                            Indianapolis, Indiana 46204
                                            Attn: Timothy S. Durham,
                                                  Chief Executive Officer


                  with a copy to:           Neil E. Lucas, Esq..
                                            111 Monument Circle, Suite 4800
                                            Indianapolis, Indiana 46204


or to such other address as any party hereto may designate for itself by notice to the other parties hereto.

     19. Other Agreements. The parties to this Agreement further agree:

     (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland. In any litigation in connection with or to enforce this Agreement, the Obligors each irrevocably consents to and confers personal jurisdiction on the courts of the State of Maryland or the United States located within the State of Maryland and expressly waives any objections as to venue in any such courts. Nothing contained herein shall, however, prevent Lender from bringing action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

     (b) In case one or more provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall remain effective and binding and shall not be affected or impaired thereby.

     (c) If there is any conflict between the terms of this Agreement, any of the documents executed and delivered in connection with this Agreement, and any of the Financing Documents, the terms of this Agreement shall prevail.

     (d) This Agreement may be amended, modified or supplemented only by written agreement of the parties hereto. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

     (e) This Agreement sets forth the final and entire agreement and understanding of the parties hereto, superseding all prior representations, understandings and agreements, written or oral, not expressly set forth in this Agreement or in any other documents executed and delivered in connection herewith.

     (f) The Obligors agree to execute and deliver to Lender any and all further amendments, modifications, notes, financing statements, instruments, agreements and documents which Lender may reasonably require in connection with the terms and provisions of this Agreement or any of the other Financing Documents.

     (g) As used in this Agreement, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference in this Agreement to any one or more of the Obligors shall mean the same, jointly and severally.

     (h) The headings, titles and captions of this Agreement are for the convenience only and are not part of this Agreement.

     (i) Time is of the essence of this Agreement with respect to each of the Obligors.

     (j) This Agreement shall be binding upon and inure to the benefit of the Obligors, the Lender and each of their respective heirs, personal representatives, successors, and assigns. None of the Obligors shall however, assign any of their respective rights or obligations under this Agreement.

     (k) This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same agreement. The parties agree that their respective signatures may be delivered by fax. Any party who chooses to deliver its signature by fax agrees to provide promptly to the other parties a counterpart of this Agreement with its inked signature.

     SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT BY AND BETWEEN BANK OF
      AMERICA, N.A, DANZER INDUSTRIES, INC. AND OBSIDIAN ENTERPRISES, INC.

     IN WITNESS WHEREOF, the Obligors and the Lender have executed this Agreement under seal as of the date first written above.

WITNESS:                              BANK OF AMERICA, N.A.





                                      By:                               (SEAL)
                                      Name:
                                      Title:

WITNESS:                              DANZER INDUSTRIES, INC.





                                      By:                               (SEAL)
                                      Name:
                                      Title:

WITNESS:                              OBSIDIAN ENTERPRISEES, INC.





                                      By:                               (SEAL)
                                      Name:
                                      Title: